                               POWER OF ATTORNEY

         Each person whose signature appears below does hereby make, constitute and appoint each of Jack Calderon and Stuart W. Fuhlendorf as such person's true and lawful attorney-in-fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person's behalf, and in any and all capacities, a Registration Statement on Form S-3, any and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or such persons's substitute or substitutes may lawfully do or cause to be done by virtue hereof.



 /s/ Gerald J. Reid                                     May 6, 1998
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 Gerald J. Reid

 /s/ Jack Calderon                                      April 28, 1998
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 Jack Calderon

 /s/ Stuart W. Fuhlendorf                               April 27, 1998
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 Stuart W. Fuhlendorf

 /s/ Allen S. Braswell, Sr.                             April 29, 1998
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 Allen S. Braswell, Sr.

 /s/ Allen S. Braswell, Jr.                             May 6, 1998
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 Allen S. Braswell, Jr.

 /s/ Darrayl E. Cannon                                  April 28, 2998
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 Darrayl E. Cannon

 /s/ James A. Doran                                     May 5, 1998
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 James A. Doran
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 /s/ Charles E. Hewitson                                April 30, 1998
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 Charles E. Hewitson

 /s/ Gregory C. Hewitson                                April 28, 1998
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 Gregory C. Hewitson

 /s/ Matthew J. Hewitson                                May 5, 1998
 ------------------------------------
 Matthew J. Hewitson

 /s/ Lloyd A. McConnell                                 April 27, 1998
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 Lloyd A. McConnell

 /s/ Robert K. McNamara                                 May 1, 1998
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 Robert K. McNamara

 /s/ Richard L. Monfort                                 April 27, 1998
 ------------------------------------
 Richard L. Monfort

 /s/ Lucille A. Reid                                    May 6, 1998
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 Lucille A. Reid

 /s/ Masoud S. Shirazi                                  April 28, 1998
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 Masoud S. Shirazi

 /s/ David W. Van Wert                                  May 6, 1998
 ------------------------------------
 David W. Van Wert